[file stamp - FILED#______, MAY 02, 2003, IN THE OFFICE OF /s/ DEAN HELLER, DEAN HELLER, SECRETARY OF STATE]



                              CERTIFICATE OF AMENDMENT
                              (AFTER ISSUANCE OF STOCK
                                         TO
                             ARTICLES OF INCORPORATION
                                         OF
                                   VersaTech, Inc.
                                 A Nevada Corporation
                               File Number C29843 - 2001

THE AMENDMENT BELOW IS TO BE EFFECTIVE UPON THE FILING OF THIS DOCUMENT WITH THE SECRETARY OF STATE PURSUANT TO: NRS 78.385 AND 78.390

KNOW ALL MEN BY THESE PRESENTS:

      THE BOARD OF DIRECTIONS, IN THEIR ENTIRETY, OF VERSATECH, INC., A NEVADA CORPORATION, FILE NUMBER C13981 - 1994 AT A SPECIAL MEETING OF SHAREHOLDERS DULY CONVENED AND HELD ON THE 25TH DAY OF APRIL 2003, ADOPTED A RESOLUTION TO AMEND THE ORIGINAL ARTICLES OF INCORPORATION AS FOLLOWS:

      THE FIRST ARTICLE IS AMENDED TO READ:

            THE NAME OF THE CORPORATION SHALL BE:

                     VERSATECH USA


      THE UNDERSIGNED PURSUANT TO NRS 78.385 AND 78.390, FOR THE PURPOSE OF AMENDING THE ARTICLES OF INCORPORATION, ORIGINALLY FILED ON 8 SEPTEMBER 1994, OF VERSATECH, INC., A NEVADA CORPORATION, FILE AND RECORD THIS CERTIFICATE, AND DO CERTIFY THAT THE FACTS HEREIN STATED ARE TRUE AND I HAVE ACCORDINGLY HEREUNTO SET MY HAND AND SEAL.


                                             /s/ DON HARMER
                                             ---------------------------------
                                             VICE PRESIDENT/ASSISTANT SECRETARY

DATED THIS WEDNESDAY, APRIL 30, 2003

STATE OF NEVADA         }
                        : ss
CARSON CITY             }

     On this 30th day of April, 2003 personally appeared before me, a notary public, Don Harmer, who acknowledged that he executed the above instrument.

                                            /s/ SHARON LOGUE
                                            ----------------------------------
                                                                 NOTARY PUBLIC

[seal - Sharon Logue, Notary Public
-Nevada, Appt. Recorded in Carson
City, My Appt Exp 6-11-2006]


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